Second Quarter 2013 Earnings Conference Call 15 May 2013 Exhibit 99.3 (Furnished herewith) 25

| 2nd Quarter 2013 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 26

| 2nd Quarter 2013 Earnings Conference Call 3 Second Quarter Overview (in millions of dollars except per share amounts) Q2 2013 Q2 2012 Change Net Sales and Revenues $10,914 $10,009 +9% Net Sales $10,265 $9,405 +9% Net Income Attributable to Deere & Company $1,084 $1,056 +3% Diluted EPS $2.76 $2.61 +6% 27

| 2nd Quarter 2013 Earnings Conference Call 4 Second Quarter Overview Net Sales Equipment operations net sales: Up 9% in Q2 2013 vs. Q2 2012 Price realization: +3 points Currency translation: (2) points 28

| 2nd Quarter 2013 Earnings Conference Call 5 Worldwide Agriculture & Turf Second Quarter Overview Incremental Margin ~ 19% *Q2 2013 operating profit impacted by: (in millions of dollars) Q2 2013 Q2 2012 Change Net Sales $8,691 $7,735 +12% Operating Profit* $1,582 $1,403 +13% Favorable Unfavorable Shipment Volumes Production Costs Price Realization Selling, Administrative and General Expenses Foreign Exchange 29

| 2nd Quarter 2013 Earnings Conference Call 6 U.S. Farm Cash Receipts Source: 1998 – 2011: USDA 11 February 2013 2012F – 2013F: Deere & Company Forecast as of 15 May 2013 Total cash receipts remain at historically high levels 30

| 2nd Quarter 2013 Earnings Conference Call 7 Deere & Company Forecast as of 15 May 2013 Economic Update EU 27 Lower levels of farm machinery demand Financial crisis continues to impact EU economy Cold, wet weather conditions in UK Overall Ag fundamentals remain positive Beef, pork, milk and grain prices are favorable Production expected to increase to long-term average levels Despite mixed winter crop conditions 31

| 2nd Quarter 2013 Earnings Conference Call 8 Deere & Company Forecast as of 15 May 2013 Economic Update Other Selected Markets Commonwealth of Independent States (CIS) Import duties affecting combine demand in Russia, Kazakhstan and Belarus Overall grain production expected to rebound by ~ 25% Mixed weather conditions in Russia could negatively impact winter crops Commodity prices are favorable China Subsidies expected to be supportive of Agriculture Mixed weather conditions negatively impacting Ag industry Avian flu dampening poultry feed demand India Tractor market remains soft Monsoon expected to be normal Significant driver of Ag income Reserve Bank of India lowered its key policy rate in January and March 32

| 2nd Quarter 2013 Earnings Conference Call 9 Gross Value of Agricultural Production Brazil Source: Actual: MAPA (Brazilian Ministry of Agriculture), April 2013 2013: Deere & Company Forecast as of 15 May 2013 Gross Value of Agricultural Production* * In Brazilian Real Expected to increase ~ 5% in 2013 over prior season 2012 Mix by Crop 33

| 2nd Quarter 2013 Earnings Conference Call 10 2010 2011 2012 2013 Farmers with Annual Revenues <R$90M Farmers with Annual Revenues >R$90M FINAME-Eligible Finance Rates Brazil Source: ABIMAQ (Brazilian Association of Machinery and Equipment), May 2013 34

| 2nd Quarter 2013 Earnings Conference Call 11 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2013 Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) Current Forecast Previous Forecast U.S. and Canada Ag Up ~ 5% Flat to up 5% EU 27 Ag Down ~ 5% Down ~ 5% South America Ag Up 15-20% Up 10-15% CIS Countries Ag Down slightly Down slightly Asia Ag Little-changed Slightly higher U.S. and Canada Turf and Utility Equipment Flat to down slightly ~ Flat 35

| 2nd Quarter 2013 Earnings Conference Call 12 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2013 Forecast Net sales: Up ~ 7% Currency translation: ~ (1) point Previous forecast: Up ~ 6% Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) 36

| 2nd Quarter 2013 Earnings Conference Call 13 Worldwide Construction & Forestry Second Quarter Overview (in millions of dollars) Q2 2013 Q2 2012 Change Net Sales $1,574 $1,670 -6% Operating Profit* $81 $119 -32% *Q2 2013 operating profit impacted by: Favorable Unfavorable Price Realization Shipment Volumes Production Costs Selling, Administrative and General Expenses 37

U.S. Economic Indicators 2013 Forecast GDP Growth (annual percentage rate)* +2.0% Housing Starts (thousands) 970 Non-Residential Spending Growth (annual percentage rate)* +0.3% Government Spending Growth (annual percentage rate)* -3.4% | 2nd Quarter 2013 Earnings Conference Call 14 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – April 2013 * Change from prior year in real dollars Fiscal Year 2013 Forecast Net sales: Down ~ 5% Previous forecast: Up ~ 3% Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) 38

| 2nd Quarter 2013 Earnings Conference Call 15 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio * Annualized provision for credit losses as of 30 April 2013 39

| 2nd Quarter 2013 Earnings Conference Call 16 Worldwide Financial Services Second Quarter 2013 Net income attributable to Deere & Company $125 million in Q2 2013 vs. $109 million in Q2 2012 Fiscal Year 2013 Forecast Net income attributable to Deere & Company of ~ $550 million Previous forecast: ~ $540 million Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) 40

| 2nd Quarter 2013 Earnings Conference Call 17 Consolidated Trade Receivables & Inventory (in millions of dollars) Q2 2013* Actual 2013** Forecast 2013** Previous Forecast A&T $488 $325 $425 C&F $68 $150 $75 Total, as reported $420 $175 $500 Total, constant exchange $560 $175 $450 * Change at 30 April 2013 vs. 30 April 2012 ** Forecasted change at 31 October 2013 vs. 31 October 2012 Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) 41

| 2nd Quarter 2013 Earnings Conference Call 18 Cost of Sales as a Percent of Net Sales Equipment Operations Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) Second Quarter 2013 ~ 73% Fiscal Year 2013 Forecast ~ 74% No change from previous forecast 42

| 2nd Quarter 2013 Earnings Conference Call 19 Research & Development Expense Equipment Operations Second Quarter 2013 Up ~ 7% vs. Q2 2012 Fiscal Year 2013 Forecast Up ~ 3% vs. FY 2012 No change from previous forecast Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) 43

| 2nd Quarter 2013 Earnings Conference Call 20 Selling, Administrative & General Expense Equipment Operations Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) Second Quarter 2013 Up ~ 9% vs. Q2 2012 Fiscal Year 2013 Forecast Up ~ 7% vs. FY 2012 No change from previous forecast Increases primarily related to growth 44

| 2nd Quarter 2013 Earnings Conference Call 21 Pension and OPEB Expense Second Quarter 2013 Up ~ $60 million vs. Q2 2012 Fiscal Year 2013 Forecast Up ~ $85 million vs. FY 2012 Previous forecast: Up ~ $90 million vs. FY 2012 Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) 45

| 2nd Quarter 2013 Earnings Conference Call 22 Income Taxes Equipment Operations Second Quarter 2013 Effective tax rate: ~ 38% In March 2013, the Company changed the corporate structure of most of its German operations from a branch to a subsidiary of Deere & Company. The effect was a decrease in net deferred tax assets and a charge to the income tax provision of $56 million. Fiscal Year 2013 Forecast Projected effective tax rate: 34-36% No change from previous forecast Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) 46

| 2nd Quarter 2013 Earnings Conference Call 23 Continued Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * No change from previous forecast Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) $ Billions ~ 47

| 2nd Quarter 2013 Earnings Conference Call 24 2013 Company Outlook Third Quarter 2013 Forecast Net sales: Up ~ 3% vs. Q3 2012 Price realization: ~ +2 points Fiscal Year 2013 Forecast Net sales: Up ~ 5% vs. FY 2012 Price realization: ~ +3 points Currency translation ~ (1) point Previous forecast: Up ~ 6% vs. FY 2012 Price realization: ~ +3 points Net income attributable to Deere & Company of ~ $3.3 billion No change from previous forecast Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) 48

| 2nd Quarter 2013 Earnings Conference Call 25 Appendix 49

| 2nd Quarter 2013 Earnings Conference Call 26 THE JOHN DEERE STRATEGY OUR PURPOSE: Committed to those linked to the land 50

Deere Use-of-Cash Priorities | 2nd Quarter 2013 Earnings Conference Call 27 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 51

| 2nd Quarter 2013 Earnings Conference Call 28 Sources and Uses of Cash Fiscal 2004–2012 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash ~60% of cash from operations returned to shareholders 52

| 2nd Quarter 2013 Earnings Conference Call 29 Deere Quarterly Dividends Declared* Q1 2003 – Q2 2013 * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix Dividend raised 82% since launch of the revised John Deere Strategy in 2010** 53

| 2nd Quarter 2013 Earnings Conference Call 30 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-2Q2013: ~ $9.5 billion Amount remaining on May 2008 authorization of $5 billion: ~ $2.2 billion 30 April 2013 period ended shares: ~ 388.0 million 2Q2013 average diluted shares: ~ 3.9 million Shares repurchased 2004-2Q2013: ~ 164.0 million Average repurchase price 2004-2Q2013: $57.70 Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 20.8 $1.7 2012 20.2 $1.6 2013 YTD 3.3 $0.3 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period – sum may not tie to cumulative cost of repurchases 2004-2Q2013 54

| 2nd Quarter 2013 Earnings Conference Call 31 Other Information Equipment Operations Fiscal Year 2013 Forecast Capital Expenditures: ~ $1.3 billion No change from previous forecast Depreciation and Amortization: ~ $725 million No change from previous forecast Pension/OPEB Contributions: ~ $570 million Previous forecast: ~ $550 million Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) 55

| 2nd Quarter 2013 Earnings Conference Call 32 U.S. Farm Commodity Prices Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) (dollars per bushel, except cotton, which is dollars per pound) 2011/12 2012/13 Estimate Previous 2012/13 2013/14 Projection Previous 2013/14 Corn $6.22 $6.75 $7.00 $5.00 $5.25 Wheat $7.24 $7.80 $8.00 $6.90 $8.00 Soybeans $12.50 $14.15 $14.00 $11.75 $12.50 Cotton $.88 $.72 $.67 $.70 $.65 56

(Yield in bushels per acre, except cotton, which is pounds per acre) Acres Planted (millions) Yield 2012/13 Estimate 2013/14 Projection 2012/13 Estimate 2013/14 Projection Corn 97.2 96.0 123.4 157.5 Wheat 55.7 56.5 46.3 44.6 Soybeans 77.2 77.8 39.6 44.4 Cotton 12.3 10.0 880 826 | 2nd Quarter 2013 Earnings Conference Call 33 U.S. Acres Planted and Crop Yields Deere & Company Forecast as of 15 May 2013 57

| 2nd Quarter 2013 Earnings Conference Call 34 U.S. Farm Cash Receipts Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) (in billions of dollars) 2011 2012 Forecast Previous 2012 2013 Forecast Previous 2013 Crops $208.3 $225.0 $214.4 $206.6 $210.7 Livestock $166.0 $166.0 $163.8 $170.4 $171.2 Government Payments $10.4 $11.1 $11.1 $11.3 $11.3 Total Cash Receipts $384.7 $402.1 $389.3 $388.3 $393.2 58

| 2nd Quarter 2013 Earnings Conference Call 35 U.S. Net Farm Cash Income Deere & Company Forecast as of 15 May 2013 (Previous Forecast as of 13 February 2013) (in billions of dollars) 2011 2012 Forecast Previous 2012 2013 Forecast Previous 2013 Total Cash Receipts $384.7 $402.1 $389.3 $388.3 $393.2 Other Farm-Related Income $26.1 $31.3 $40.0 $36.4 $26.0 Gross Cash Income $410.8 $433.4 $429.3 $424.7 $419.2 Cash Expenses ($276.1) ($297.8) ($294.2) ($302.0) ($295.0) Net Cash Income $134.7 $135.6 $135.1 $122.7 $124.2 59

U.S. Farm Commodity Prices | 2nd Quarter 2013 Earnings Conference Call 36 Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 15 May 2013 60

| 2nd Quarter 2013 Earnings Conference Call 37 World Farm Fundamentals Global Stocks-to-Use Ratios Source: USDA – 10 May 2013 Cotton Wheat Corn Soybeans 61

| 2nd Quarter 2013 Earnings Conference Call 38 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors 6% low double digits Row-Crop Tractors 27% in line with the industry 4WD Tractors 4% low double digits Combines 63% triple digits April 2013 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 30 April – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2013 2012 Row-Crop Tractors 21% 18% Combines 17% 10% 62

| 2nd Quarter 2013 Earnings Conference Call 39 April 2013 Retail Sales EU 27 Deere* Tractors a single digit Combines a single digit U.S. and Canada Deere* Selected Turf & Utility Equipment double digits * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt a single digit Settlements a single digit 63

Deere’s third quarter 2013 conference call is scheduled for 9:00 a.m. central time on Wednesday, August 14, 2013 64